[FRONT OF CERTIFICATE]

NUMBER                                                                    SHARES
MBP _______

                            THE MILLBROOK PRESS INC.

            The name of the corporate has been changed to MPLC, Inc.

INCORPORATED UNDER THE LAWS                                  SEE REVERSE FOR
OF THE STATE OF DELAWARE                                     CERTAIN DEFINITIONS

                                                             CUSIP 600179 10 5

THIS CERTIFIES THAT

IS THE OWNER OF

 FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON SHARES, PAR VALUE $.0001 PER
                                   SHARE, OF

                            THE MILLBROOK PRESS INC.

(hereinafter the Corporation) transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney, upon surrender of this certificate properly endorsed.

      This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

      Witness the facsimile seal and facsimile signatures of its duly authorized officers.

Dated:


      /s/ Illegible                 [SEAL]                   /s/ Illegible

        SECRETARY                                              PRESIDENT

COUNTERSIGNED AND REGISTERED:
         CONTINENTAL STOCK TRANSFER & TRUST COMPANY
                           (Jersey City, NJ)
                           TRANSFER AGENT AND REGISTRAR,


BY                                      /s/ Illegible

                                        AUTHORIZED OFFICER

                              [BACK OF CERTIFICATE]

                            THE MILLBROOK PRESS INC.

      The Corporation will furnish without charge to each stockholder who so requests a statement of the designations, powers, preferences and relative participating, optional or other special rights of each class of stock or series thereof of the Corporation and the qualifications, limitations or restrictions of such preferences and/or rights. Such request may be made to the Corporation or the Transfer Agent.

      The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common         UNIF GIFT MIN ACT--______Custodian_______
                                                          (Cust)         (Minor)
TEN ENT - as tenants by the            under Uniform Gifts to Minors
          entireties                   Act _____________________________________
                                                         (State)
JT TEN  - as joint tenants with right
          of survivorship and not as
          tenants in common

     Additional abbreviations may also be used though not in the above list.

      For value received, the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

-------------------------------------------

--------------------------------------------------------------------------------
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------shares

Of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

------------------------------------------------------------------------Attorney
to transfer the said stock on the books of the within named corporation with full power of substitution in the premises.

DATED_______________________________

                            ____________________________________________________

                            NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST
                                    CORRESPOND WITH THE NAME AS WRITTEN UPON THE
                                    FACE OF THE CERTIFICATE IN EVERY PARTICULAR,
                                    WITHOUT ALTERATION OR ENLARGEMENT OR ANY
                                    CHANGE WHATEVER.

      Signature(s) Guaranteed:

      ______________________________________

      THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

"THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE TRANSFERRED EXCEPT PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE ACT OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UPON THE ISSUANCE TO THE COMPANY OF A FAVORABLE OPINION OF COUNSEL OR OTHER EVIDENCE REASONABLY SATISFACTORY TO THE COMPANY TO THE EFFECT THAT SUCH TRANSACTION QUALIFIES AS AN EXEMPT TRANSACTION UNDER THE ACT AND THE RULES AND REGULATIONS PROMULGATED THEREUNDER." LEG M275A